Exhibit 99.1

Excerpts from the Preliminary Prospectus Supplement of MGM Growth Properties LLC, dated January 28, 2019

BASIS OF PRESENTATION

Except as otherwise stated, or unless the context otherwise requires, all references herein to (i) “we,” “us,” “our,” “our company,” “the Company” or “MGP” refer to MGM Growth Properties LLC and its consolidated subsidiaries, including MGM Growth Properties Operating Partnership LP (the “Operating Partnership”), a Delaware limited partnership, so long as MGP, or a subsidiary of MGP, is the general partner of the Operating Partnership. and (ii) “MGM” are to MGM Resorts International, a Delaware corporation, and, unless the context requires otherwise, its consolidated subsidiaries, including MGP.

References herein to (i) the “Revolving Credit Facility” are to the Operating Partnership’s $1.35 billion senior secured revolving credit facility, (ii) the “Term Loan A Facility” are to the Operating Partnership’s $470.0 million senior secured term loan A facility and (iii) the “Term Loan B Facility” are to the Operating Partnership’s $1.80 billion senior secured term loan B facility, in each case as the same may be amended, supplemented or restated from time to time and, unless otherwise expressly stated or the context otherwise requires, including any successor credit facilities.

CERTAIN OPERATIONAL AND NON-U.S. GAAP FINANCIAL MEASURES OF MGM AND MGP

Funds From Operations (“FFO”) and pro forma FFO are financial measures that are not prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) and are considered a supplement to U.S. GAAP measures for the real estate industry. We define FFO as net income (computed in accordance with U.S. GAAP), excluding gains and losses from sales or disposals of property (presented as property transactions, net), plus real estate depreciation, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”). We prepare pro forma FFO by adjusting FFO to give effect to the net income associated with recent acquisitions, dispositions and related financing transactions as if those acquisitions, dispositions and related financing transactions had occurred on January 1, 2017 (and only to the extent not reflected in historical financial results), including: the MGM National Harbor Transaction (as defined below), the MGM National Harbor Financing Transactions (as defined below), the Northfield Acquisition (as defined below), the Northfield OpCo Disposition (as defined below), the Empire City Transaction (as defined below) and the Park MGM Lease Transaction (as defined below) (collectively, the “Pro Forma Transactions”). For a reconciliation of FFO and pro forma FFO to the most directly comparable U.S. GAAP measure, see “Summary Historical Condensed Consolidated and Pro Forma Financial Data—Reconciliation of Net Income to FFO, AFFO and Adjusted EBITDA and of Pro Forma Net Income to Pro Forma FFO, Pro Forma AFFO and Pro Forma Adjusted EBITDA.” Additional information with respect to the calculation of “pro forma FFO” is presented under “Unaudited Pro Forma Condensed Consolidated Financial Data.”

We define Adjusted Funds From Operations (“AFFO”) as FFO as adjusted for amortization of financing costs and cash flow hedges, amortization of the above market lease, net, non-cash compensation expense, acquisition-related expenses, other non-operating expenses, provision for income taxes related to the real estate investment trust (“REIT”), other depreciation and amortization, and the net effect of straight-line rent and amortization of deferred revenue and lease incentives. We prepare pro forma AFFO by adjusting AFFO to give effect to the amortization of certain costs and expenses associated with the Pro Forma Transactions as if the Pro Forma Transactions had occurred on January 1, 2017 (and only to the extent not reflected in historical financial results). For a reconciliation of AFFO and pro forma AFFO to the most directly comparable U.S. GAAP measure, see “Summary Historical Condensed Consolidated and Pro Forma Financial Data—Reconciliation of Net Income to FFO, AFFO and Adjusted EBITDA and of Pro Forma Net Income to Pro Forma FFO, Pro Forma AFFO and Pro Forma Adjusted EBITDA.” Additional information with respect to the calculation of “pro forma AFFO” is presented under “Unaudited Pro Forma Condensed Consolidated Financial Data.”

We define Adjusted EBITDA as net income (computed in accordance with U.S. GAAP) as adjusted for gains and losses from sales or disposals of property (presented as property transactions, net), real estate depreciation, other depreciation and amortization, interest income, interest expense (including amortization of financing costs and cash flow hedges), amortization of the above market lease, net, non-cash compensation expense, acquisition-related expenses, other non-operating expenses, provision for income taxes and the net effect of straight-line rent and amortization of deferred revenue and lease incentives. We prepare pro forma Adjusted EBITDA by adjusting Adjusted EBITDA to give effect to the Pro Forma Transactions as if the Pro Forma Transactions had occurred on January 1, 2017 (and only to the extent not reflected in historical financial results). For a reconciliation of Adjusted EBITDA and pro forma Adjusted EBITDA to the most directly comparable U.S. GAAP measure, see “Summary Historical Condensed Consolidated and Pro Forma Financial Data—Reconciliation of Net Income to FFO, AFFO and Adjusted EBITDA and of Pro Forma Net Income to Pro Forma FFO, Pro Forma AFFO and Pro Forma Adjusted EBITDA.” Additional information with respect to the calculation of “pro forma Adjusted EBITDA” is presented under “Unaudited Pro Forma Condensed Consolidated Financial Data.”

FFO, AFFO, Adjusted EBITDA, pro forma FFO, pro forma AFFO and pro forma Adjusted EBITDA are supplemental performance measures that have not been prepared in conformity with U.S. GAAP that management believes are useful to investors in comparing operating and financial results between periods. Management believes that this is especially true since these measures exclude real estate depreciation and amortization expense and management believes that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes such a presentation also provides investors with a meaningful measure of the Company’s operating results in comparison to the operating results of other REITs. Adjusted EBITDA and pro forma Adjusted EBITDA are useful to investors to further supplement FFO, AFFO, pro forma FFO, pro forma AFFO and to provide investors a performance metric which excludes interest expense. In addition to non-cash items, the Company adjusts AFFO, Adjusted EBITDA, pro forma AFFO and pro forma Adjusted EBITDA for acquisition-related expenses. While we do not label these expenses as non-recurring, infrequent or unusual, management believes that it is helpful to adjust for these expenses when they do occur to allow for comparability of results between periods because each acquisition is (and will be) of varying size and complexity and may involve different types of expenses depending on the type of property being acquired and from whom.

FFO, AFFO, Adjusted EBITDA, pro forma FFO, pro forma AFFO and pro forma Adjusted EBITDA do not represent cash flow from operations as defined by U.S. GAAP, should not be considered as an alternative to net income as defined by U.S. GAAP and are not indicative of cash available to fund all cash flow needs. Investors are also cautioned that FFO, AFFO, Adjusted EBITDA, pro forma FFO, pro forma AFFO and pro forma Adjusted EBITDA as presented may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions.

Please see “Summary Historical Condensed Consolidated and Pro Forma Financial Data—Reconciliation of Net Income to FFO, AFFO and Adjusted EBITDA and of Pro Forma Net Income to Pro Forma FFO, Pro Forma AFFO and Pro Forma Adjusted EBITDA” for a reconciliation of our net income to FFO, AFFO and Adjusted EBITDA and pro forma net income to Pro Forma FFO, Pro Forma AFFO and Pro Forma Adjusted EBITDA.

A subsidiary (the “Tenant”) of MGM Resorts International (“MGM”) is currently the sole lessee under our master lease agreement (the “Master Lease”), and MGM guarantees the Tenant’s performance and payments under the Master Lease. In order to evaluate the business results of casino resorts, MGM monitors their net revenues and Adjusted Property EBITDA. MGM uses Adjusted Property EBITDA as the primary performance measure for its reportable segments. Adjusted EBITDA is a measure defined as earnings before interest and other non-operating income (expense), taxes, depreciation and amortization, preopening and start-up expenses, NV Energy exit expense and property transactions, net. Adjusted Property EBITDA is a measure defined as Adjusted EBITDA before corporate expense and stock compensation expense, which are not allocated to each property. Adjusted EBITDA or Adjusted Property EBITDA should not be construed as an alternative to operating income or net income as an indicator of MGM’s performance; an alternative to cash flows from operating activities, a measure of liquidity; or as any other measure determined in accordance with U.S. GAAP. MGM has significant uses of cash flows, including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in Adjusted EBITDA or Adjusted Property EBITDA. Also, other companies in the gaming and hospitality industries that report Adjusted EBITDA or Adjusted Property EBITDA information may calculate Adjusted EBITDA or Adjusted Property EBITDA in a different manner.

SUMMARY HISTORICAL CONDENSED CONSOLIDATED AND PRO FORMA FINANCIAL DATA

The summary historical condensed consolidated financial data at December 31, 2015, 2016 and 2017 and for the years ended December 31, 2015, 2016 and 2017 have been derived from our audited consolidated financial statements. The summary historical condensed consolidated financial data at September 30, 2017 and 2018 and for the nine months ended September 30, 2017 and 2018 have been derived from our unaudited condensed consolidated financial statements, and include, in the opinion of management, all adjustments, consisting of normal, recurring adjustments, necessary for a fair presentation of such information. The financial data presented for the interim periods are not necessarily indicative of the results for the full fiscal year. The summary historical financial data set forth below should be read in conjunction with: (i) the sections entitled “Use of Proceeds” and “Capitalization” which are included in the prospectus supplement, (ii) our audited financial statements and the notes thereto for the respective periods, each of which are filed with the Securities and Exchange Commission (the “Commission”) and our unaudited condensed consolidated financial statements and the notes thereto for the respective periods, each of which are filed with the Commission.

The following tables also set forth (i) certain summary pro forma condensed consolidated financial data at September 30, 2018 and (ii) certain summary pro forma condensed consolidated financial data for the twelve months ended September 30, 2018, which were calculated by subtracting the pro forma condensed consolidated financial data for the nine months ended September 30, 2017 from the pro forma condensed consolidated financial data for the year ended December 31, 2017, adding the pro forma condensed consolidated financial data for the nine months ended September 30, 2018, in each case reflecting certain pro forma adjustments that are described below in summary and more fully in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Data,” which is contained elsewhere herein.

The data below should be read together with our audited consolidated financial statements and the accompanying notes thereto and other financial data filed with the Commission. Our results for the nine months ended September 30, 2018 presented below are not necessarily indicative of the results to be expected for the entire year and our historical results presented below are not necessarily indicative of the results to be expected for any future period.

The unaudited summary pro forma balance sheet data give effect to (i) MGP’s sale of the operations (the “NorthfieldOpCo”) of Hard Rock Rocksino at Northfield Park to a subsidiary of MGM (the “Northfield OpCo Disposition”), (ii) the acquisition by MGP of the real property associated with the Empire City Casino’s race track and casino (“Empire City”) from MGM upon MGM’s acquisition of Empire City (the “Empire City Transaction”), and (iii) MGP’s entry into a definitive agreement with MGM to pay MGM consideration for renovations undertaken by MGM regarding the Park MGM and NoMad Las Vegas property (the “Park MGM Lease Transaction”) as if they had occurred on September 30, 2018, and is not necessarily indicative of what MGP’s financial position would have been if such transactions had actually been completed on September 30, 2018 and is not intended to project such information for any future date. The unaudited summary pro forma statement of operations data give effect to the Pro Forma Transactions, as if they had occurred on January 1, 2017, and is not necessarily indicative of what MGP’s operating results and other data would have been if such transactions had actually been completed on January 1, 2017 and is not intended to project such information for any future period.

	(Historical)					(Pro forma)(1)
	For the year ended December 31,			For the nine months ended September 30,		For the twelve months ended September 30,
(in thousands)	2015	2016	2017	2017	2018	2018

				(unaudited)		(unaudited)

Statement of Operations Data:

Revenues
Rental revenue	$—	$419,239	$675,089	$489,532	$559,690	$885,466
Tenant reimbursements and other	—	48,309	90,606	61,621	93,198	129,925
Gaming, food, beverage and other	—	—	—	—	65,562	—

Total revenues	—	467,548	765,695	551,153	718,450	1,015,391

Expenses
Gaming, food, beverage and other	—	—	—	—	43,331	—
Depreciation	196,816	220,667	260,455	190,573	203,043	293,523
Property transactions, net	6,665	4,684	34,022	19,104	18,851	33,769
Reimbursable expenses	58,473	68,063	88,254	60,112	90,435	126,335
Amortization of above-market lease, net		286	686	515	514	685
Acquisition-related expenses	—	10,178	17,304	1,059	7,095	—
General and administrative	—	9,896	12,189	8,223	10,085	14,051

Total expenses	261,954	313,774	412,910	279,586	373,354	468,363

Operating income (loss)	(261,954)	153,774	352,785	271,567	345,096	547,028

Non-operating income (expense)
Interest income	—	774	3,907	3,039	2,473	3,341
Interest expense	—	(116,212)	(184,175)	(134,998)	(157,249)	(260,594)
Other non-operating	—	(726)	(1,621)	(1,438)	(6,409)	(6,592)

Total non-operating (expense)	—	(116,164)	(181,889)	(133,397)	(161,185)	(263,845)

Income (loss) before income taxes	(261,954)	37,610	170,896	138,170	183,911	283,183
Provision for income taxes	—	(2,264)	(4,906)	(3,903)	(7,760)	(6,674)

Net income (loss)	(261,954)	35,346	165,990	134,267	176,151	276,509
Less: Net (income) loss attributable to non-controlling interest	261,954	(5,408)	(124,215)	(101,214)	(127,691)	(204,521)

Net income attributable to Class A shareholders	$—	$29,938	$41,775	$33,053	$48,460	$71,988

(1)	The unaudited pro forma condensed consolidated financial data presented has been prepared to reflect the effects of the Pro Forma Transactions on MGP’s financial statements.

	(Historical)					(Pro forma)(1)
	December 31,			September 30,		September 30,
(in thousands)	2015	2016	2017	2017	2018	2018
				(unaudited)		(unaudited)

Balance Sheet Data:

Assets
Real estate investments, net	$7,793,639	$9,079,678	$10,021,938	$8,911,648	$9,803,410	$11,212,761
Property and equipment, used in operations, net	—	—	—	—	789,039	—
Cash and cash equivalents	—	360,492	259,722	1,138,801	49,500	8,051
Tenant and other receivables, net	—	9,503	6,385	6,104	12,447	5,835
Lease incentive asset	—	—	—	—	—	541,245
Prepaid expenses and other assets	—	10,906	18,487	8,890	56,395	53,797
Above market lease, asset	—	46,161	44,588	44,981	43,407	43,407
Goodwill	—	—	—	—	17,915	—
Other intangible assets, net	—	—	—	—	252,107	—

Total assets	$7,793,639	$9,506,740	$10,351,120	$10,110,424	$11,024,220	$11,865,096

Liabilities
Debt, net	$—	$3,621,942	$3,934,628	$3,940,803	$4,684,717	$5,272,931
Due to MGM Resorts International and affiliates	—	166	962	524	402	402
Accounts payable, accrued expenses and other liabilities	—	10,478	10,240	12,281	39,588	20,912
Above market lease, liability	—	47,957	47,069	47,291	46,403	46,403
Accrued interest	—	26,137	22,565	27,393	32,395	32,395
Dividend payable	—	94,109	111,733	101,222	116,395	116,395
Deferred revenue	—	72,322	127,640	115,195	157,725	61,452
Deferred income taxes, net	1,734,680	25,368	28,544	25,368	31,392	29,303

Total liabilities	$1,734,680	$3,898,479	$4,283,381	$4,270,077	$5,109,017	$5,580,193

Shareholders’ equity
Class A shares	—	—	—	—	—	—
Additional paid in capital	—	1,363,130	1,716,490	1,697,014	1,711,813	1,734,963
Accumulated deficit	—	(29,758)	(94,948)	(73,893)	(137,781)	(140,231)
Accumulated other comprehensive income (loss)	—	445	3,108	(308)	10,404	10,404
Predecessor net Parent investment	6,058,959	—	—	—	—	—

Total Class A shareholders’ equity	—	1,333,817	1,624,650	1,622,813	1,584,436	1,605,136

Noncontrolling interest	—	4,274,444	4,443,089	4,217,534	4,330,767	4,679,767

Total shareholders’ equity	6,058,959	5,608,261	6,067,739	5,840,347	5,915,203	6,284,903

Total liabilities and shareholders’ equity	$7,793,639	$9,506,740	$10,351,120	$10,110,424	$11,024,220	$11,865,096

(1)	The unaudited pro forma condensed consolidated financial data presented has been prepared to reflect the effects of the Northfield OpCo Disposition, the Empire City Transaction and the Park MGM Lease Transaction on MGP’s financial statements.

RECONCILIATION OF NET INCOME TO FFO, AFFO AND ADJUSTED EBITDA AND OF PRO FORMA NET INCOME TO PRO FORMA FFO, PRO FORMA AFFO AND PRO FORMA ADJUSTED EBITDA

FFO and pro forma FFO are financial measures that are not prepared in conformity with U.S. GAAP and are considered a supplement to U.S. GAAP measures for the real estate industry. We define FFO as net income (computed in accordance with U.S. GAAP), excluding gains and losses from sales or disposals of real property (presented as property transactions, net), plus real estate depreciation, as defined by NAREIT. We prepare pro forma FFO by adjusting FFO to give effect to the net income associated with the Pro Forma Transactions as if the Pro Forma Transactions had occurred on January 1, 2017 (and only to the extent not reflected in historical financial results). Additional information with respect to the calculation of “pro forma FFO” is presented under “Unaudited Pro Forma Condensed Consolidated Financial Data.”

We define AFFO as FFO as adjusted for amortization of financing costs and cash flow hedges, amortization of the above market lease, net, non-cash compensation expense, acquisition-related expenses, other non-operating expenses, provision for income taxes related to the REIT, other depreciation and amortization, and the net effect of straight-line rent and amortization of deferred revenue and lease incentives. We prepare pro forma AFFO by adjusting AFFO to give effect to the amortization of certain costs and expenses associated with the Pro Forma Transactions as if the Pro Forma Transactions had occurred on January 1, 2017 (and only to the extent not reflected in historical financial results). Additional information with respect to the calculation of “pro forma AFFO” is presented under “Unaudited Pro Forma Condensed Consolidated Financial Data.”

We define Adjusted EBITDA as net income (computed in accordance with U.S. GAAP) as adjusted for gains and losses from sales or disposals of property (presented as property transactions, net), real estate depreciation, other depreciation and amortization, interest income, interest expense (including amortization of financing costs and cash flow hedges), amortization of the above market lease, net, non-cash compensation expense, acquisition-related expenses, other non-operating expenses, provision for income taxes and the net effect of straight-line rent and amortization of deferred revenue and lease incentives. We prepare pro forma Adjusted EBITDA by adjusting Adjusted EBITDA to give effect to the net income associated with the Pro Forma Transactions as if the Pro Forma Transactions had occurred on January 1, 2017 (and only to the extent not reflected in historical financial results). Additional information with respect to the calculation of “pro forma Adjusted EBITDA” is presented under “Unaudited Pro Forma Condensed Consolidated Financial Data.”

FFO, AFFO, Adjusted EBITDA, pro forma FFO, pro forma AFFO and pro forma Adjusted EBITDA are supplemental performance measures that have not been prepared in conformity with U.S. GAAP that management believes are useful to investors in comparing operating and financial results between periods. Management believes that this is especially true since these measures exclude real estate depreciation and amortization expense and management believes that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes such a presentation also provides investors with a meaningful measure of the Company’s operating results in comparison to the operating results of other REITs. Adjusted EBITDA and pro forma Adjusted EBITDA are useful to investors to further supplement FFO, AFFO, pro forma FFO, pro forma AFFO and to provide investors a performance metric which excludes interest expense. In addition to non-cash items, the Company adjusts AFFO, Adjusted EBITDA, pro forma AFFO and pro forma Adjusted EBITDA for acquisition-related expenses. While we do not label these expenses as non-recurring, infrequent or unusual, management believes that it is helpful to adjust for these expenses when they do occur to allow for comparability of results between periods because each acquisition is (and will be) of varying size and complexity and may involve different types of expenses depending on the type of property being acquired and from whom.

FFO, AFFO, Adjusted EBITDA, pro forma FFO, pro forma AFFO and pro forma Adjusted EBITDA do not represent cash flow from operations as defined by U.S. GAAP, should not be considered as an alternative to net income as defined by U.S. GAAP and are not indicative of cash available to fund all cash flow needs. Investors are also cautioned that FFO, AFFO, Adjusted EBITDA, pro forma FFO, pro forma AFFO and pro forma Adjusted EBITDA as presented may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions.

The following reconciles FFO, AFFO and Adjusted EBITDA to net income, and pro forma FFO, pro forma AFFO and pro forma Adjusted EBITDA to pro forma net income (in thousands):

	Historical		Pro forma(1)
	For the year ended December 31, 2017	For the nine months ended September 30, 2018	For the year ended December 31, 2017	For the nine months ended September 30, 2018

	(unaudited)		(unaudited)
Net income	$165,990	$176,151	$264,922	$214,921
Real estate depreciation	260,455	197,683	315,938	216,854
Property transactions, net	34,022	18,851	34,022	18,851

FFO	$460,467	$392,685	$614,882	$450,626
Amortization of financing costs and cash flow hedges	11,713	9,796	14,702	13,957
Non-cash compensation expense	1,336	1,516	1,336	1,516
Net effect of straight-line rent and amortization of deferred revenue and lease incentives	4,063	11,895	26,302	31,143
Other depreciation and other amortization	—	5,360	—	—
Acquisition-related expenses	17,304	7,095	—	—
Amortization of above market lease, net	686	514	686	514
Other non-operating expenses	1,621	6,409	1,621	6,409
Provision for income taxes - REIT	4,906	5,671	4,906	5,671

AFFO	$502,096	$440,941	$664,435	$509,836
Interest income	(3,907)	(2,473)	(3,907)	(2,473)
Interest expense	184,175	157,249	257,535	196,002
Amortization of financing costs and cash flow hedges	(11,713)	(9,796)	(14,702)	(13,957)
Provision for income taxes - TRS	—	2,089	—	—

Adjusted EBITDA	$670,651	$588,010	$903,361	$689,408

(1)	Reflects adjustments for the Pro Forma Transactions.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

On October 5, 2017, the Operating Partnership completed the MGM National Harbor Transaction pursuant to which MGM National Harbor, LLC, a subsidiary of MGM, assigned its real estate assets to the Operating Partnership in exchange for a combination of cash, the assumption of certain debt from MGM National Harbor and the issuance of Operating Partnership units by the Operating Partnership to MGM National Harbor. The Operating Partnership funded the MGM National Harbor Transaction, in part, with proceeds from the issuance and sale of Operating Partnership units to MGP of approximately $387.5 million on September 11, 2017, as well as the net proceeds of $345.6 million from the issuance of the Operating Partnership’s 2028 Senior Notes on September 21, 2017 (the “MGM National Harbor Financing Transactions”).

On July 6, 2018, the MGP OH, Inc., a taxable REIT subsidiary (“TRS”) which we formed in connection with the Northfield Acquisition, completed the previously announced acquisition of the membership interests of Northfield Park Associates, LLC (“Northfield Park”), an Ohio limited liability company that owns the real estate assets and operations of the Rocksino for $1.1 billion (the “Northfield Acquisition”). The Operating Partnership funded the Northfield Acquisition with a combination of cash on hand and borrowings under the Operating Partnership’s senior secured credit facility, including a $200.0 million draw on the Operating Partnership’s Term Loan A Facility and a $655.0 million draw under its Revolving Credit Facility.

In 2018, MGP entered into agreements for the Northfield OpCo Disposition, the Empire City Transaction and the Park MGM Lease Transaction.

The unaudited pro forma condensed consolidated financial data was based on, and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial data;

•

the separate condensed consolidated financial statements and the accompanying notes of MGP and the Operating Partnership as of and for the nine months ended September 30, 2018, as contained in MGP’s and the Operating Partnership’s Combined Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, as filed with the Commission;

•

the separate consolidated financial statements and the accompanying notes of MGP and the Operating Partnership as of and for the year ended December 31, 2017, as contained in MGP’s and the Operating Partnership’s Combined Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Commission;

•

the separate condensed consolidated financial statements and the accompanying notes of Northfield as of and for the six months ended June 30, 2018, as attached to MGP’s and the Operating Partnership’s Combined Current Report on Form 8-K, as filed with the Commission; and

•

the separate consolidated financial statements and the accompanying notes of Northfield as of and for the year ended December 31, 2017, as attached to MGP’s and the Operating Partnership’s Combined Current Report on Form 8-K, as filed with the Commission.

MGM GROWTH PROPERTIES LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2018

(IN THOUSANDS)

	Historical							Pro forma
	As of September 30, 2018							As of September 30, 2018
	MGP	Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		MGP (adjusted)
		Note 3		Note 4		Note 5

Assets
Real estate investments, net	$9,803,410	$772,451	3(a)	$636,900	4(a)	$—		$11,212,761
Property and equipment, used in operations, net	789,039	(789,039)	3(a)	—		—		—
Cash and cash equivalents	49,500	(41,449)	3(a)	—		—		8,051
Tenant and other receivables, net	12,447	(6,612)	3(a)	—		—		5,835
Lease incentive asset	—	—		—		541,245	5(a)	541,245
Prepaid expenses and other assets	56,395	(2,598)	3(a)	—		—		53,797
Above market lease, asset	43,407	—		—		—		43,407
Goodwill	17,915	(17,915)	3(a)	—		—		—
Other intangible assets, net	252,107	(252,107)	3(a)	—		—		—

Total assets	$11,024,220	$(337,269)		$636,900		$541,245		$11,865,096

Liabilities
Debt, net	$4,684,717	$(295,236)	3(c)	$245,950	4(a)	$637,500	5(a)	$5,272,931
Due to MGM Resorts International and affiliates	402	—		—		—		402
Accounts payable, accrued expenses and other liabilities	39,588	(28,315)	3(a)	8,639	4(b)	—		20,912
		1,000	3(b)
Above market lease, liability	46,403	—		—		—		46,403
Accrued interest	32,395	—		—		—		32,395
Dividend and distribution payable	116,395	—		—		—		116,395
Deferred revenue	157,725	(18)	3(a)	—		(96,255)	5(a)	61,452
Deferred income taxes, net	31,392	(2,089)	3(a)	—		—		29,303

Total liabilities	5,109,017	(324,658)		254,589		541,245		5,580,193

Commitments and contingencies

Shareholders’ equity
Class A shares	—	—		—		—		—
Additional paid-in capital	1,711,813	(2,952)	3(d)	26,102	4(c)	—		1,734,963
Accumulated deficit	(137,781)	(254)	3(b)	(2,196)	4(b)	—		(140,231)
Accumulated other comprehensive income	10,404	—		—		—		10,404

Total Class A shareholders’ equity	1,584,436	(3,206)		23,906		—		1,605,136
Noncontrolling interest	4,330,767	(8,659)	3(d)	364,848	4(c)	—		4,679,767
		(746)	3(b)	(6,443)	4(b)

Total shareholders’ equity	5,915,203	(12,611)		382,311		—		6,284,903

Total liabilities and shareholders’ equity	$11,024,220	$(337,269)		$636,900		$541,245		$11,865,096

See accompanying notes to unaudited pro forma condensed consolidated financial data.

MGM GROWTH PROPERTIES LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical			Historical										Pro forma
	Year ended December 31, 2017			Year ended December 31, 2017										Year ended December 31, 2017
	MGP	MGM National Harbor Transaction and MGM National Harbor Financing Transactions adjustments		Northfield	Northfield reclassification adjustments	Northfield Acquisition adjustments		Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		MGP (adjusted)
		Note 6			Note 2(aa)	Note 2		Note 3		Note 4		Note 5

Revenues
Rental revenue	$675,089	$72,397	6(aa)	$—	$—	$—		$60,257	3(aa)	$50,356	4(aa)	$50,356	5(aa)	$886,660
												(21,795)	5(bb)
Tenant reimbursements and other	90,606	10,660	6(bb)	—	—	—		1,567	3(bb)	6,235	4(bb)	—		119,822
		10,754	6(cc)
Gaming, food, beverage and other	—	—		—	250,345	—		(250,345)	3(cc)	—		—		—
Rocksino gaming	—	—		238,850	(238,850)	—		—		—		—		—
Food and beverage	—	—		26,466	(26,466)	—		—		—		—		—
Pari-mutuel gaming related	—	—		16,938	(16,938)	—		—		—		—		—
Other	—	—		14,959	(14,959)	—		—		—		—		—

Total revenues	765,695	93,811		297,213	(46,868)	—		(188,521)		56,591		28,561		1,006,482
Less promotional allowances	—	—		(16,148)	16,148	—		—		—		—		—

Net revenues	765,695	93,811		281,065	(30,720)	—		(188,521)		56,591		28,561		1,006,482

Operating expenses
Gaming, food, beverage and other	—	—		—	167,549	—		(165,982)	3(cc)	—		—		—
								(1,567)	3(bb)
Gaming taxes and related revenue sharing	—	—		102,596	(102,596)	—		—		—		—		—
Food and beverage	—	—		20,878	(20,878)	—		—		—		—		—
Purses	—	—		6,112	(6,112)	—		—		—		—		—
Other racetrack operating expenses	—	—		10,220	(10,220)	—		—		—		—		—
Simulcast fees	—	—		1,898	(1,898)	—		—		—		—		—
Other Rocksino gaming	—	—		13,558	(13,558)	—		—		—		—		—
Depreciation and amortization	260,455	30,080	6(dd)	14,935	—	6,123	2(bb)	(10,129)	3(cc)	14,474	4(cc)	—		315,938
Property transactions, net	34,022	—		—	367	—		(367)	3(cc)	—		—		34,022
Reimbursable expenses	88,254	10,660	6(bb)	—	—	—		1,567	3(bb)	6,235	4(bb)	—		118,570
		11,854	6(cc)
Amortization of above market lease, net	686	—		—	—	—		—		—		—		686
Acquisition-related expenses	17,304	(17,304)	6(ee)	—	—	—		—		—		—		—
General and administrative	12,189	—		38,750	(38,750)	—		—		—		—		12,189
Management fees	—	—		4,257	(4,257)	—		—		—		—		—

	412,910	35,290		213,204	(30,353)	6,123		(176,478)		20,709		—		481,405

Operating income	352,785	58,521		67,861	(367)	(6,123)		(12,043)		35,882		28,561		525,077

Non-operating income (expense)
Interest income	3,907	—		—	—	—		—		—		—		3,907
Interest expense	(184,175)	(11,591)	6(ff)	(4,505)	—	(35,144)	2(dd)	11,103	3(dd)	(9,249)	4(ee)	(23,974)	5(cc)	(257,535)
Other non-operating	(1,621)	—		—	55	(55)	2(ee)	—		—		—		(1,621)
Loss on sale of asset	—	—		(367)	367	—		—		—		—		—
Unrealized gain on interest rate swap	—	—		55	(55)	—		—		—		—		—

	(181,889)	(11,591)		(4,817)	367	(35,199)		11,103		(9,249)		(23,974)		(255,249)

Income before income taxes	170,896	46,930		63,044	—	(41,322)		(940)		26,633		4,587		269,828
Provision for income taxes	(4,906)	—		—	—	(13,870)	2(ff)	13,870	3(cc)	—		—		(4,906)

Net income	165,990	46,930		63,044	—	(55,192)		12,930		26,633		4,587		264,922

Less: Net income attributable to noncontrolling interest	(124,215)	(33,331)	6(gg)	—	—	(5,856)	2(gg)	(9,643)	3(cc)	(19,863)	4(ff)	(3,421)	5(dd)	(196,329)

Net income attributable to Class A shareholders	$41,775	$13,599		$63,044	$—	$(61,048)		$3,287		$6,770		$1,166		$68,593

Weighted average Class A shares outstanding:
Basic	61,733,136	9,166,918	6(hh)											70,900,054
Diluted	61,916,546	9,166,918	6(hh)											71,083,464
Net income per Class A share (basic)	$0.68													$0.97

Net income per Class A share (diluted)	$0.67													$0.96

See accompanying notes to unaudited pro forma condensed consolidated financial data.

MGM GROWTH PROPERTIES LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical											Pro forma
	Nine months ended September 30, 2018	Period from January 1, 2018 to July 5, 2018										Nine months ended September 30, 2018
	MGP	Northfield	Northfield reclassification adjustments	Northfield Acquisition adjustments		Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		MGP (adjusted)
			Note 2(aa)	Note 2		Note 3		Note 4		Note 5

Revenues
Rental revenue	$559,690	$—	$—	$—		$45,193	3(aa)	$37,767	4(aa)	$37,767	5(aa)	$664,071
										(16,346)	5(bb)
Tenant reimbursements and other	93,198	—	—	—		827	3(bb)	4,686	4(bb)	—		98,711
Gaming, food, beverage and other	65,562	—	139,601	—		(205,163)	3(cc)	—		—		—
Rocksino gaming	—	130,521	(130,521)	—		—		—		—		—
Food and beverage	—	13,923	(13,923)	—		—		—		—		—
Pari-mutuel gaming related	—	8,275	(8,275)	—		—		—		—		—
Other	—	11,516	(11,516)	—		—		—		—		—

Total revenues	718,450	164,235	(24,634)	—		(159,143)		42,453		21,421		762,782
Less promotional allowances	—	(8,439)	8,439	—		—		—		—		—

Net revenues	718,450	155,796	(16,195)	—		(159,143)		42,453		21,421		762,782

Operating expenses
Gaming, food, beverage and other	43,331	—	93,723	—		(136,227)	3(cc)	—		—		—
						(827)	3(bb)
Gaming taxes and related revenue sharing	—	56,100	(56,100)	—		—		—		—		—
Food and beverage	—	10,791	(10,791)	—		—		—		—		—
Purses	—	3,070	(3,070)	—		—		—		—		—
Other racetrack operating expenses	—	4,896	(4,896)	—		—		—		—		—
Simulcast fees	—	986	(986)	—		—		—		—		—
Other Rocksino gaming	—	6,922	(6,922)	—		—		—		—		—
Depreciation and amortization	203,043	7,948	—	2,375	2(bb)	(7,367)	3(cc)	10,855	4(cc)	—		216,854
Property transactions, net	18,851	—	199	—		(199)	3(cc)	—		—		18,851
Reimbursable expenses	90,435	—	—	—		827	3(bb)	4,686	4(bb)	—		95,948
Amortization of unfavorable and favorable lease, net	514	—	—	—		—		—		—		514
Acquisition-related expenses	7,095	10,426	—	(15,773)	2(cc)	—		(1,748)	4(dd)	—		—
General and administrative	10,085	24,992	(24,992)	—		—		—		—		10,085
Management fees	—	2,161	(2,161)	—		—		—		—		—

	373,354	128,292	(15,996)	(13,398)		(143,793)		13,793		—		342,252

Operating income	345,096	27,504	(199)	13,398		(15,350)		28,660		21,421		420,530

Non-operating income (expense)
Interest income	2,473	—	—	—		—		—		—		2,473
Interest expense	(157,249)	(3,736)	—	(18,427)	2(dd)	8,327	3(dd)	(6,937)	4(ee)	(17,980)	5(cc)	(196,002)
Other non-operating	(6,409)	—	(287)	287	2(ee)	—		—		—		(6,409)
Loss on sale of asset	—	(199)	199	—		—		—		—		—
Unrealized loss on interest rate swap	—	(287)	287	—		—		—		—		—

	(161,185)	(4,222)	199	(18,140)		8,327		(6,937)		(17,980)		(199,938)

Income before income taxes	183,911	23,282	—	(4,742)		(7,023)		21,723		3,441		220,592
Provision for income taxes	(7,760)	—	—	(5,086)	2(ff)	7,175	3(cc)	—		—		(5,671)

Net income	176,151	23,282	—	(9,828)		152		21,723		3,441		214,921

Less: Net income attributable to noncontrolling interest	(127,691)	—	—	12,273	2(gg)	(113)	3(cc)	(16,201)	4(ff)	(2,566)	5(dd)	(158,844)

Net income attributable to Class A shareholders	$48,460	$23,282	$—	$(22,101)		$39		$5,522		$875		$56,077

Weighted average Class A shares outstanding:
Basic	70,991,129											70,991,129
Diluted	71,174,270											71,174,270
Net income per Class A share (basic)	$0.68											$0.79

Net income per Class A share (diluted)	$0.68											$0.79

See accompanying notes to unaudited pro forma condensed consolidated financial data.

MGM GROWTH PROPERTIES LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Historical			Historical										Pro forma
	Nine months ended September 30, 2017			Nine months ended September 30, 2017										Nine months ended September 30, 2017
	MGP	MGM National Harbor Transaction and MGM National Harbor Financing Transactions adjustments		Northfield	Northfield reclassification adjustments	Northfield Acquisition adjustments		Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		MGP (adjusted)
		Note 6			Note 2(aa)	Note 2		Note 3		Note 4		Note 5
Revenues
Rental revenue	$489,532	$71,352	6(aa)	$—	$—	$—		$45,193	3(aa)	$37,767	4(aa)	$37,767	5(aa)	$665,265
												(16,346)	5(bb)
Tenant reimbursements and other	61,621	10,501	6(bb)	—	—	—		1,210	3(bb)	4,677	4(bb)	—		88,608
		10,599	6(cc)
Gaming, food, beverage and other	—	—		—	189,291	—		(189,291)	3(cc)	—		—		—
Rocksino gaming	—	—		181,799	(181,799)	—		—		—		—		—
Food and beverage	—	—		19,881	(19,881)	—		—		—		—		—
Pari-mutuel gaming related	—	—		12,666	(12,666)	—		—		—		—		—
Other	—	—		10,453	(10,453)	—		—		—		—		—

Total revenues	551,153	92,452		224,799	(35,508)	—		(142,888)		42,444		21,421		753,873
Less promotional allowances	—	—		(12,184)	12,184	—		—		—		—		—

Net revenues	551,153	92,452		212,615	(23,324)	—		(142,888)		42,444		21,421		753,873

Operating expenses
Gaming, food, beverage and other	—	—		—	125,206	—		(123,996)	3(cc)	—		—		—
								(1,210)	3(bb)
Gaming taxes and related revenue sharing	—	—		78,111	(78,111)	—		—		—		—		—
Food and beverage	—	—		15,783	(15,783)	—		—		—		—		—
Purses	—	—		4,562	(4,562)	—		—		—		—		—
Other racetrack operating expenses	—	—		7,511	(7,511)	—		—		—		—		—
Simulcast fees	—	—		1,459	(1,459)	—		—		—		—		—
Other Rocksino gaming	—	—		10,092	(10,092)	—		—		—		—		—
Depreciation and amortization	190,573	29,645	6(dd)	11,075	—	4,719	2(bb)	(7,598)	3(cc)	10,855	4(cc)	—		239,269
Property transactions, net	19,104	—		—	167	—		(167)	3(cc)	—		—		19,104
Reimbursable expenses	60,112	10,501	6(bb)	—	—	—		1,210	3(bb)	4,677	4(bb)	—		88,183
		11,683	6(cc)
Amortization of unfavorable and favorable lease, net	515	—		—	—	—		—		—		—		515
Acquisition-related expenses	1,059	(1,059)	6(ee)	—	—	—		—		—		—		—
General and administrative	8,223	—		27,932	(27,932)	—		—		—		—		8,223
Management fees	—	—		3,080	(3,080)	—		—		—		—		—

	279,586	50,770		159,605	(23,157)	4,719		(131,761)		15,532		—		355,294

	Historical			Historical										Pro forma
	Nine months ended September 30, 2017			Nine months ended September 30, 2017										Nine months ended September 30, 2017
	MGP	MGM National Harbor Transaction and MGM National Harbor Financing Transactions adjustments		Northfield	Northfield reclassification adjustments	Northfield Acquisition adjustments		Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		MGP (adjusted)
		Note 6			Note 2(aa)	Note 2		Note 3		Note 4		Note 5
Operating income	271,567	41,682		53,010	(167)	(4,719)		(11,127)		26,912		21,421		398,579
Non-operating income (expense)
Interest income	3,039	—		—	—	—		—		—		—		3,039
Interest expense	(134,998)	(11,622)	6(ff)	(2,972)	—	(26,761)	2(dd)	8,327	3(dd)	(6,937)	4(ee)	(17,980)	5(cc)	(192,943)
Other non-operating	(1,438)	—		—	—	—		—		—		—		(1,438)
Loss on sale of asset	—	—		(167)	167	—		—		—		—		—
Unrealized loss on interest rate swap	—	—		—	—	—		—		—		—		—

	(133,397)	(11,622)		(3,139)	167	(26,761)		8,327		(6,937)		(17,980)		(191,342)

Income before income taxes	138,170	30,060		49,871	—	(31,480)		(2,800)		19,975		3,441		207,237
Provision for income taxes	(3,903)	—		—	—	(11,137)	2(ff)	11,137	3(cc)	—		—		(3,903)

Net income	134,267	30,060		49,871	—	(42,617)		8,337		19,975		3,441		203,334

Less: Net income attributable to noncontrolling interest	(101,214)	(20,347)	6(gg)	—	—	(5,410)	2(gg)	(6,218)	3(cc)	(14,897)	4(ff)	(2,566)	5(dd)	(150,652)

Net income attributable to Class A shareholders	$33,053	$9,713		$49,871	$—	$(48,027)		$2,119		$5,078		$875		$52,682

Weighted average Class A shares outstanding:
Basic	58,612,916	12,256,136	6(hh)											70,869,052
Diluted	58,807,948	12,256,136	6(hh)											71,064,084
Net income per Class A share (basic)	$0.56													$0.74

Net income per Class A share (diluted)	$0.56													$0.74

See accompanying notes to unaudited pro forma condensed consolidated financial data.

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2018

(IN THOUSANDS)

	Historical							Pro forma
	As of September 30, 2018							As of September 30, 2018
	Operating Partnership	Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		Operating Partnership (adjusted)
		Note 3		Note 4		Note 5

Assets
Real estate investments, net	$9,803,410	$772,451	3(a)	$636,900	4(a)	$—		$11,212,761
Property and equipment, used in operations, net	789,039	(789,039)	3(a)	—		—		—
Cash and cash equivalents	49,500	(41,449)	3(a)	—		—		8,051
Tenant and other receivables, net	12,447	(6,612)	3(a)	—		—		5,835
Lease incentive asset	—	—		—		541,245	5(a)	541,245
Prepaid expenses and other assets	56,395	(2,598)	3(a)	—		—		53,797
Above market lease, asset	43,407	—		—		—		43,407
Goodwill	17,915	(17,915)	3(a)	—		—		—
Other intangible assets, net	252,107	(252,107)	3(a)	—		—		—

Total assets	$11,024,220	$(337,269)		$636,900		$541,245		$11,865,096

Liabilities
Debt, net	$4,684,717	$(295,236)	3(c)	$245,950	4(a)	$637,500	5(a)	$5,272,931
Due to MGM Resorts International and affiliates	402	—		—		—		402
Accounts payable, accrued expenses and other liabilities	39,588	(28,315)	3(a)	8,639	4(b)	—		20,912
		1,000	3(b)
Above market lease, liability	46,403	—		—		—		46,403
Accrued interest	32,395	—		—		—		32,395
Dividend and distribution payable	116,395	—		—		—		116,395
Deferred revenue	157,725	(18)	3(a)	—		(96,255)	5(a)	61,452
Deferred income taxes, net	31,392	(2,089)	3(a)	—		—		29,303

Total liabilities	5,109,017	(324,658)		254,589		541,245		5,580,193

Commitments and contingencies

Partners’ capital
General partner	—	—		—		—		—
Limited partners	5,915,203	(11,611)	3(d)	390,950	4(c)	—		6,284,903
		(1,000)	3(b)	(8,639)	4(b)

Total partners’ capital	5,915,203	(12,611)		382,311		—		6,284,903

Total liabilities and partners’ capital	$11,024,220	$(337,269)		$636,900		$541,245		$11,865,096

See accompanying notes to unaudited pro forma condensed consolidated financial data.

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(IN THOUSANDS)

	Historical			Historical										Pro forma
	Year ended December 31, 2017			Year ended December 31, 2017										Year ended December 31, 2017
	Operating Partnership	MGM National Harbor Transaction and MGM National Harbor Financing Transactions adjustments		Northfield	Northfield reclassification adjustments	Northfield Acquisition adjustments		Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		Operating Partnership (adjusted)
		Note 6			Note 2(aa)	Note 2		Note 3		Note 4		Note 5

Revenues
Rental revenue	$675,089	$72,397	6(aa)	$—	$—	$—		$60,257	3(aa)	$50,356	4(aa)	$50,356	5(aa)	$886,660
												(21,795)	5(bb)
Tenant reimbursements and other	90,606	10,660	6(bb)	—	—	—		1,567	3(bb)	6,235	4(bb)	—		119,822
		10,754	6(cc)
Gaming, food, beverage and other	—	—		—	250,345	—		(250,345)	3(cc)	—		—		—
Rocksino gaming	—	—		238,850	(238,850)	—		—		—		—		—
Food and beverage	—	—		26,466	(26,466)	—		—		—		—		—
Pari-mutuel gaming related	—	—		16,938	(16,938)	—		—		—		—		—
Other	—	—		14,959	(14,959)	—		—		—		—		—

Total revenues	765,695	93,811		297,213	(46,868)	—		(188,521)		56,591		28,561		1,006,482
Less promotional allowances	—	—		(16,148)	16,148	—		—		—		—		—

Net revenues	765,695	93,811		281,065	(30,720)	—		(188,521)		56,591		28,561		1,006,482

Operating expenses
Gaming, food, beverage and other	—	—		—	167,549	—		(165,982)	3(cc)	—		—		—
								(1,567)	3(bb)
Gaming taxes and related revenue sharing	—	—		102,596	(102,596)	—		—		—		—		—
Food and beverage	—	—		20,878	(20,878)	—		—		—		—		—
Purses	—	—		6,112	(6,112)	—		—		—		—		—
Other racetrack operating expenses	—	—		10,220	(10,220)	—		—		—		—		—
Simulcast fees	—	—		1,898	(1,898)	—		—		—		—		—
Other Rocksino gaming	—	—		13,558	(13,558)	—		—		—		—		—
Depreciation and amortization	260,455	30,080	6(dd)	14,935	—	6,123	2(bb)	(10,129)	3(cc)	14,474	4(cc)	—		315,938
Property transactions, net	34,022	—		—	367	—		(367)	3(cc)	—		—		34,022
Reimbursable expenses	88,254	10,660	6(bb)	—	—	—		1,567	3(bb)	6,235	4(bb)	—		118,570
		11,854	6(cc)
Amortization of above market lease, net	686	—		—	—	—		—		—		—		686
Acquisition-related expenses	17,304	(17,304)	6(ee)	—	—	—		—		—		—		—
General and administrative	12,189	—		38,750	(38,750)	—		—		—		—		12,189
Management fees	—	—		4,257	(4,257)	—		—		—		—		—

	412,910	35,290		213,204	(30,353)	6,123		(176,478)		20,709		—		481,405

Operating income	352,785	58,521		67,861	(367)	(6,123)		(12,043)		35,882		28,561		525,077

Non-operating income (expense)
Interest income	3,907	—		—	—	—		—		—		—		3,907
Interest expense	(184,175)	(11,591)	6(ff)	(4,505)	—	(35,144)	2(dd)	11,103	3(dd)	(9,249)	4(ee)	(23,974)	5(cc)	(257,535)
Other non-operating	(1,621)	—		—	55	(55)	2(ee)	—		—		—		(1,621)
Loss on sale of asset	—	—		(367)	367	—		—		—		—		—
Unrealized gain on interest rate swap	—	—		55	(55)	—		—		—		—		—

	(181,889)	(11,591)		(4,817)	367	(35,199)		11,103		(9,249)		(23,974)		(255,249)

Income before income taxes	170,896	46,930		63,044	—	(41,322)		(940)		26,633		4,587		269,828
Provision for income taxes	(4,906)	—		—	—	(13,870)	2(ff)	13,870	3(cc)	—		—		(4,906)

Net income	$165,990	$46,930		$63,044	$—	$(55,192)		$12,930		$26,633		$4,587		$264,922

See accompanying notes to unaudited pro forma condensed consolidated financial data.

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

(IN THOUSANDS)

	Historical											Pro forma

	Nine months ended September 30, 2018	Period from January 1, 2018 to July 5, 2018										Nine months ended September 30, 2018
	Operating Partnership	Northfield	Northfield reclassification adjustments	Northfield Acquisition adjustments		Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		Operating Partnership (adjusted)
			Note 2(aa)	Note 2		Note 3		Note 4		Note 5

Revenues
Rental revenue	$559,690	$—	$—	$—		$45,193	3(aa)	$37,767	4(aa)	$37,767	5(aa)	$664,071
										(16,346)	5(bb)
Tenant reimbursements and other	93,198	—	—	—		827	3(bb)	4,686	4(bb)	—		98,711
Gaming, food, beverage and other	65,562	—	139,601	—		(205,163)	3(cc)	—		—		—
Rocksino gaming	—	130,521	(130,521)	—		—		—		—		—
Food and beverage	—	13,923	(13,923)	—		—		—		—		—
Pari-mutuel gaming related	—	8,275	(8,275)	—		—		—		—		—
Other	—	11,516	(11,516)	—		—		—		—		—

Total revenues	718,450	164,235	(24,634)	—		(159,143)		42,453		21,421		762,782
Less promotional allowances	—	(8,439)	8,439	—		—		—		—		—

Net revenues	718,450	155,796	(16,195)	—		(159,143)		42,453		21,421		762,782

Operating expenses
Gaming, food, beverage and other	43,331	—	93,723	—		(136,227)	3(cc)	—		—		—
						(827)	3(bb)
Gaming taxes and related revenue sharing	—	56,100	(56,100)	—		—		—		—		—
Food and beverage	—	10,791	(10,791)	—		—		—		—		—
Purses	—	3,070	(3,070)	—		—		—		—		—
Other racetrack operating expenses	—	4,896	(4,896)	—		—		—		—		—
Simulcast fees	—	986	(986)	—		—		—		—		—
Other Rocksino gaming	—	6,922	(6,922)	—		—		—		—		—
Depreciation and amortization	203,043	7,948	—	2,375	2(bb)	(7,367)	3(cc)	10,855	4(cc)	—		216,854
Property transactions, net	18,851	—	199	—		(199)	3(cc)	—		—		18,851
Reimbursable expenses	90,435	—	—	—		827	3(bb)	4,686	4(bb)	—		95,948
Amortization of unfavorable and favorable lease, net	514	—	—	—		—		—		—		514
Acquisition-related expenses	7,095	10,426	—	(15,773)	2(cc)	—		(1,748)	4(dd)	—		—
General and administrative	10,085	24,992	(24,992)	—		—		—		—		10,085
Management fees	—	2,161	(2,161)	—		—		—		—		—

	373,354	128,292	(15,996)	(13,398)		(143,793)		13,793		—		342,252

Operating income	345,096	27,504	(199)	13,398		(15,350)		28,660		21,421		420,530

Non-operating income (expense)
Interest income	2,473	—	—	—		—		—		—		2,473
Interest expense	(157,249)	(3,736)	—	(18,427)	2(dd)	8,327	3(dd)	(6,937)	4(ee)	(17,980)	5(cc)	(196,002)
Other non-operating	(6,409)	—	(287)	287	2(ee)	—		—		—		(6,409)
Loss on sale of asset	—	(199)	199	—		—		—		—		—
Unrealized loss on interest rate swap	—	(287)	287	—		—		—		—		—

	(161,185)	(4,222)	199	(18,140)		8,327		(6,937)		(17,980)		(199,938)

Income before income taxes	183,911	23,282	—	(4,742)		(7,023)		21,723		3,441		220,592
Provision for income taxes	(7,760)	—	—	(5,086)	2(ff)	7,175	3(cc)	—		—		(5,671)

Net income	$176,151	$23,282	$—	$(9,828)		$152		$21,723		$3,441		$214,921

See accompanying notes to unaudited pro forma condensed consolidated financial data.

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

(IN THOUSANDS)

	Historical			Historical										Pro forma
	Nine months ended September 30, 2017			Nine months ended September 30, 2017										Nine months ended September 30, 2017
	Operating Partnership	MGM National Harbor Transaction and MGM National Harbor Financing Transactions adjustments		Northfield	Northfield reclassification adjustments	Northfield Acquisition adjustments		Northfield OpCo Disposition adjustments		Empire City Transaction adjustments		Park MGM Lease Transaction adjustments		Operating Partnership (adjusted)
		Note 6			Note 2(aa)	Note 2		Note 3		Note 4		Note 5

Revenues
Rental revenue	$489,532	$71,352	6(aa)	$—	$—	$—		$45,193	3(aa)	$37,767	4(aa)	$37,767	5(aa)	$665,265
												(16,346)	5(bb)
Tenant reimbursements and other	61,621	10,501	6(bb)	—	—	—		1,210	3(bb)	4,677	4(bb)	—		88,608
		10,599	6(cc)
Gaming, food, beverage and other	—	—		—	189,291	—		(189,291)	3(cc)	—		—		—
Rocksino gaming	—	—		181,799	(181,799)	—		—		—		—		—
Food and beverage	—	—		19,881	(19,881)	—		—		—		—		—
Pari-mutuel gaming related	—	—		12,666	(12,666)	—		—		—		—		—
Other	—	—		10,453	(10,453)	—		—		—		—		—

Total revenues	551,153	92,452		224,799	(35,508)	—		(142,888)		42,444		21,421		753,873
Less promotional allowances	—	—		(12,184)	12,184	—		—		—		—		—

Net revenues	551,153	92,452		212,615	(23,324)	—		(142,888)		42,444		21,421		753,873

Operating expenses
Gaming, food, beverage and other	—	—		—	125,206	—		(123,996)	3(cc)	—		—		—
								(1,210)	3(bb)	—		—
Gaming taxes and related revenue sharing	—	—		78,111	(78,111)	—		—		—		—		—
Food and beverage	—	—		15,783	(15,783)	—		—		—		—		—
Purses	—	—		4,562	(4,562)	—		—		—		—		—
Other racetrack operating expenses	—	—		7,511	(7,511)	—		—		—		—		—
Simulcast fees	—	—		1,459	(1,459)	—		—		—		—		—
Other Rocksino gaming	—	—		10,092	(10,092)	—		—		—		—		—
Depreciation and amortization	190,573	29,645	6(dd)	11,075	—	4,719	2(bb)	(7,598)	3(cc)	10,855	4(cc)	—		239,269
Property transactions, net	19,104	—		—	167	—		(167)	3(cc)	—		—		19,104
Reimbursable expenses	60,112	10,501	6(bb)	—	—	—		1,210	3(bb)	4,677	4(bb)	—		88,183
		11,683	6(cc)
Amortization of unfavorable and favorable lease, net	515	—		—	—	—		—		—		—		515
Acquisition-related expenses	1,059	(1,059)	6(ee)	—	—	—		—		—		—		—
General and administrative	8,223	—		27,932	(27,932)	—		—		—		—		8,223
Management fees	—	—		3,080	(3,080)	—		—		—		—		—

	279,586	50,770		159,605	(23,157)	4,719		(131,761)		15,532		—		355,294

Operating income	271,567	41,682		53,010	(167)	(4,719)		(11,127)		26,912		21,421		398,579

Non-operating income (expense)
Interest income	3,039	—		—	—	—		—		—		—		3,039
Interest expense	(134,998)	(11,622)	6(ff)	(2,972)	—	(26,761)	2(dd)	8,327	3(dd)	(6,937)	4(ee)	(17,980)	5(cc)	(192,943)
Other non-operating	(1,438)	—		—	—	—		—		—		—		(1,438)
Loss on sale of asset	—	—		(167)	167	—		—		—		—		—
Unrealized loss on interest rate swap	—	—		—	—	—		—		—		—		—

	(133,397)	(11,622)		(3,139)	167	(26,761)		8,327		(6,937)		(17,980)		(191,342)

Income before income taxes	138,170	30,060		49,871	—	(31,480)		(2,800)		19,975		3,441		207,237
Provision for income taxes	(3,903)	—		—	—	(11,137)	2(ff)	11,137	3(cc)	—		—		(3,903)

Net income	$134,267	$30,060		$49,871	$—	$(42,617)		$8,337		$19,975		$3,441		$203,334

See accompanying notes to unaudited pro forma condensed consolidated financial data.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

1. Basis of Presentation

The unaudited pro forma condensed consolidated balance sheets as of September 30, 2018 give effect to the Northfield OpCo Disposition, the Empire City Transaction and the Park MGM Lease Transaction as if they had occurred on September 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2017 and nine months ended September 30, 2017 give effect to the Pro Forma Transactions as if they had occurred on January 1, 2017. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2018 give effect to the Northfield Acquisition, the Northfield OpCo Disposition, the Empire City Transaction and the Park MGM Lease Transaction as if they had occurred on January 1, 2017. The unaudited pro forma condensed consolidated financial data gives effect to events that are (i) directly attributable to these transactions, (ii) factually supportable and (iii) with respect to the statements of operations, are expected to have a continuing impact on MGP’s and the Operating Partnership’s consolidated results.

The Northfield Acquisition has been accounted for using the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the TRS as the accounting acquirer and based on the historical consolidated financial statements of MGP, the Operating Partnership and Northfield.

The Northfield OpCo Disposition and Empire City Transaction are considered to be transactions between legal entities under common control and have been accounted for under the common control subsections of ASC 805. Under the common control subsections of ASC 805, the recognized assets and liabilities transferred to MGM in connection with the Northfield OpCo Disposition shall be disposed by MGP on the same basis as that established by the Operating Partnership and the recognized assets and liabilities transferred to MGP in connection with the Empire City Transaction shall be recorded by MGP on the same basis as that established by MGM. Any difference between the purchase consideration paid and the basis of the net assets sold or purchased is recorded as an adjustment to shareholders’ equity and partners’ capital, as applicable.

The pro forma adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that MGP and the Operating Partnership believe are reasonable.

The unaudited pro forma condensed consolidated financial data presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the Pro Forma Transactions had been completed on the dates indicated, nor is it indicative of the future operating results or financial position of MGP and the Operating Partnership. The unaudited pro forma condensed consolidated financial data does not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve, the costs necessary to achieve these cost savings, operating synergies and revenue enhancements, or the integration related costs of MGP and the Operating Partnership.

2. Northfield Acquisition Adjustments

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)

Reflects the impact of conforming Northfield’s financial statement presentation with that of MGP and the Operating Partnership, including the conformance of accounting policies. MGP and the Operating Partnership adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers (“ASC 606”) on January 1, 2018 with no material impact. The historical financial statements of Northfield do not reflect the adoption of ASC 606. The reclassification adjustments reflect such adoption by Northfield in the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2017 and nine months ended September 30, 2018 and 2017.

(bb)

Reflects incremental depreciation and amortization expense based on the fair value of the property and equipment used in operations and other intangible assets acquired in connection with the Northfield Acquisition.

(cc)

Reflects the elimination of nonrecurring acquisition-related expenses incurred that are directly related to the Northfield Acquisition and included in the historical results of MGP, the Operating Partnership and Northfield, respectively, as such expenses do not have a continuing effect on the combined company.

(dd)

Reflects incremental interest expense of $39.6 million for the year ended December 31, 2017, $22.2 million for the nine months ended September 30, 2018 and $29.7 million for the nine months ended September 30, 2017 related to the borrowings under the Operating Partnership’s senior secured credit facility used to fund the Northfield Acquisition, including the amortization of the related discount and debt issuance costs, offset by the elimination of the historical interest expense of Northfield of $4.5 million for the year ended December 31, 2017, $3.7 million for the nine months ended September 30, 2018 and $2.9 million for the nine months ended September 30, 2017 related to its historical indebtedness that was repaid in connection with the Northfield Acquisition.

(ee)

Reflects the elimination of Northfield’s historical unrealized gains and losses on interest rate swaps in connection with the elimination of the historical indebtedness of Northfield in the Northfield Acquisition.

(ff)

Reflects the income tax effect of the historical income of Northfield as a result of its acquisition by the TRS, as well as the income tax effect of the foregoing pro forma adjustments, based on the applicable statutory rates.

(gg)

Reflects the effect of the Pro Forma Transactions after which MGM would own 74.6% of the weighted average Operating Partnership units outstanding for the periods presented, entitling MGM to 74.6% of the economic interest in the Operating Partnership.

3. Northfield OpCo Disposition Adjustments

Unaudited Pro Forma Condensed Consolidated Balance Sheets

(a)

Reflects the sale of Northfield’s operating assets and liabilities, along with the reclassification of Northfield’s real property assets to real estate investments, net, in connection with the Northfield OpCo Disposition.

(b)

Reflects acquisition-related expenses related to the Northfield OpCo Disposition that have been reflected as a pro forma adjustment reducing shareholders’ equity and partners’ capital in the unaudited pro forma condensed consolidated balance sheets of MGP and the Operating Partnership, respectively. None of these expenses were previously recognized and accrued in the historical condensed consolidated balance sheets of MGP and the Operating Partnership as of September 30, 2018 and none of these acquisition-related expenses are reflected in the unaudited pro forma condensed consolidated statements of operations because they do not have a continuing effect on the combined company.

(c)

Reflects the use of the proceeds received for the sale of the operations of Northfield of approximately $295.2 million to reduce the borrowings outstanding on the Operating Partnership’s Revolving Credit Facility.

(d)

Reflects the difference between purchase price and the carrying amounts of the net assets sold in connection with the Northfield OpCo Disposition in accordance with the common control subsections of ASC 805.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)

Reflects rental income associated with rent from the Master Lease attributable to Northfield. For pro forma purposes, the Master Lease amendment related to the Northfield OpCo Disposition is reflected as if it were effective beginning on January 1, 2017 at the beginning of the tenth month in the initial lease year and subject to the fixed annual rent escalator of 2.0% for the second through the sixth lease years (as defined in the Master Lease).

(bb)

Reflects revenue for the property taxes paid by the Tenant under the Master Lease with a corresponding offsetting expense, as the Landlord is deemed the primary obligor, reclassified to reimbursable expenses.

(cc)	Reflects the elimination of the revenue and expenses of Northfield’s operations.

(dd)	Reflects interest expense reduction related to the paydown of the Revolving Credit Facility with the proceeds received from the Northfield OpCo Disposition.

4. Empire City Transaction Adjustments

Unaudited Pro Forma Condensed Consolidated Balance Sheets

(a)

Reflects the acquired assets and assumed liabilities of Empire City accounted for under the common control subsections of ASC 805, whereby MGP was assigned land and buildings and site improvements with a weighted average useful life of 38 years. The preliminary purchase price allocation is based upon all information currently available to us, and is based upon management’s preliminary estimates of fair value using valuation techniques including income, cost, and market approaches. The purchase price allocation is preliminary pending final determination of the fair values of the assets acquired and liabilities assumed, which we expect will occur within one year of the closing date of the Empire City Transaction. Any reallocation of the fair values of assets acquired and liabilities assumed prior to completion of the final purchase price allocation could have a material impact on our depreciation and amortization expenses and future results of operations. Concurrent with the Empire City Transaction close, borrowings outstanding on the Operating Partnership’s Revolving Credit Facility would be drawn to payoff the debt assumed.

(b)

Reflects acquisition-related expenses related to the Empire City Transaction that have been reflected as a pro forma adjustment reducing shareholders’ equity and partners’ capital in the unaudited pro forma condensed consolidated balance sheets of MGP and the Operating Partnership, respectively. None of these expenses were previously recognized and accrued in the historical condensed consolidated balance sheets of MGP and the Operating Partnership as of September 30, 2018 and none of these acquisition-related expenses are reflected in the unaudited pro forma condensed consolidated statements of operations because they do not have a continuing effect on the combined company.

(c)

Reflects the issuance of 12,901,634 Operating Partnership units to MGM to fund a portion of the Empire City Transaction of $379.1 million, along with the difference between purchase price and MGM’s carrying amounts of the net assets purchased in connection with the Empire City Transaction of $11.9 million.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)

Reflects rental income associated with rent from the Master Lease attributable to Empire City. For pro forma purposes, the Master Lease amendment related to the Empire City Transaction is reflected as if it were effective beginning on January 1, 2017 at the beginning of the tenth month in the initial lease year and subject to the fixed annual rent escalator of 2.0% for the second through the sixth lease years (as defined in the Master Lease).

(bb)	Reflects revenue for the property taxes paid by the Tenant under the Master Lease with a corresponding offsetting expense, as the Landlord is deemed the primary obligor.

(cc)	Reflects depreciation expense of the real property of Empire City. These assets were recorded at MGM’s carrying value in accordance with the common control subsections of ASC 805.

(dd)

Reflects the elimination of nonrecurring acquisition-related expenses incurred that are directly related to the Empire City Transaction and included in the historical results of MGP and the Operating Partnership, as such expenses do not have a continuing effect on the combined company.

(ee)	Reflects the interest expense increase related to the incremental borrowings in the amount of the debt assumed and settled in connection with the Empire City Transaction.

(ff)

Reflects the effect of the Pro Forma Transactions after which MGM would own 74.6% of the weighted average Operating Partnership units outstanding for the periods presented, entitling MGM to 74.6% of the economic interest in the Operating Partnership.

5. Park MGM Lease Transaction Adjustments

Unaudited Pro Forma Condensed Consolidated Balance Sheets

(a)

Reflects the use of borrowings on the Operating Partnership’s Revolving Credit Facility to pay cash consideration for the Park MGM Lease Transaction of approximately $637.5 million. The Park MGM Lease Transaction will be accounted for as a lease modification and, accordingly, the consideration is reflected as a lease incentive asset, net of the Park MGM deferred revenue balance of $96.3 million as of September 30, 2018.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)

Reflects rental income associated with rent from the Master Lease attributable to Park MGM. For pro forma purposes, the Master Lease amendment related to the Park MGM Lease Transaction is reflected as if it were effective beginning on January 1, 2017 at the beginning of the tenth month in the initial lease year and subject to the fixed annual rent escalator of 2.0% for the second through the sixth lease years (as defined in the Master Lease).

(bb)

Reflects a reduction to rental income recognized related to the straight-line amortization expense for the lease incentive asset recorded in connection with the Park MGM Lease Transaction. For pro forma purposes, both the lease incentive asset which will be amortized over the remaining term of Master Lease and the Master Lease amendment related to the Park MGM Lease Transaction are reflected as if they were effective beginning on January 1, 2017 at the beginning of the tenth month in the initial lease year.

(cc)	Reflects interest expense increase related to the incremental borrowings in the amount of the cash consideration paid in connection with the Park MGM Lease Transaction.

(dd)

Reflects the effect of the Pro Forma Transactions after which MGM would own 74.6% of the weighted average Operating Partnership units outstanding for the periods presented, entitling MGM to 74.6% of the economic interest in the Operating Partnership.

6. MGM National Harbor Transaction and MGM National Harbor Financing Transactions Adjustments

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)	Reflects rental income associated with the rent from the Master Lease.

(bb)	Reflects revenue for the property taxes paid by the Tenant under the Master Lease with a corresponding offsetting expense, as the Landlord is the primary obligor.

(cc)

Reflects straight-line revenue for ground lease payments paid by the Tenant over the Master Lease term, with a corresponding straight-line expense of such payment over the ground lease term, as the Landlord is the primary obligor.

(dd)

Reflects depreciation expense directly associated with the assignment of the MGM National Harbor assets to the Operating Partnership. These assets were recorded at MGM’s historical cost as the MGM National Harbor Transaction did not result in a change in control.

(ee)

Reflects the elimination of nonrecurring acquisition-related expenses incurred during the period presented that were directly related to the MGM National Harbor Transaction and included in the historical results of MGP and the Operating Partnership.

(ff)

Reflects incremental interest expense related to the 2028 Senior Notes that would have been incurred by MGP and the Operating Partnership in connection with the MGM National Harbor Transaction if the 2028 Senior Notes were outstanding for the entire period presented, including the amortization of related debt issuance costs.

(gg)

Reflects the effect of the Pro Forma Transactions after which MGM would own 74.6% of the weighted average Operating Partnership units outstanding for the periods presented, entitling MGM to 74.6% of the economic interest in the Operating Partnership.

(hh)

Reflects the pro forma earnings per common share based on historical MGP weighted average Class A shares outstanding, adjusted to assume the Class A shares issued by MGP in connection with the MGP National Harbor Financing Transactions were outstanding for the entire period presented.